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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest Event reported): JANUARY 14, 2003


                           MOBILITY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

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
              DELAWARE                             0-30907                            86-0843914
  (State or other jurisdiction of          (Commission File Number)       (IRS Employer Identification No.)
           incorporation)
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                       17800 N. PERIMETER DRIVE, SUITE 200
                            SCOTTSDALE, ARIZONA 85225
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 596-0061

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On or about January 14, 2003, the Company issued and sold 865,051 shares of newly designated Series E preferred stock, par value $0.01 per share ("Series E Stock"), at a purchase price of $0.7225 per share, and 729,407 shares of newly designated Series F preferred stock, par value $0.01 per share ("Series F Stock"), at a purchase price of $0.85 per share. In connection with this sale, the Company also issued warrants to purchase an aggregate of 559,084 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"). The warrants issued to holders of Series E Stock permit them to purchase an aggregate of 216,263 shares of Common Stock, at an exercise price of $0.867 per share (the "Series E Warrants"), and the warrants issued to holders of Series F Stock permit them to purchase an aggregate of 342,821 shares of Common Stock, at an exercise price of $1.02 per share (the "Series F Warrants").

         The Series E Stock was purchased by a single non-affiliated investor, while the Series F Stock was purchased by certain officers and directors of the Company and their affiliates. The purchase agreement used in the sale of the Series E Stock and form of purchase agreement used in the sales of the Series F Stock are attached hereto as Exhibits 4.1 and 4.2, respectively (collectively, the "Purchase Agreements"). The Certificates of Designations, Preferences, Rights and Limitations for the Series E Stock and Series F Stock are attached hereto as Exhibits 4.3 and 4.4, respectively. The warrant issued to the purchaser of Series E Stock and form of warrants issued to purchasers of Series F Stock are attached hereto as Exhibits 4.5 and 4.6, respectively.

         Under the terms of the Purchase Agreements, we have agreed to file a registration statement covering the resale of the Common Stock to be issued upon conversion of the Series E Stock and Series F Stock and upon exercise of the Series E Warrants and Series F Warrants. We have also agreed that if we, on or before January 13, 2004, issue any capital stock or capital stock equivalent in a private placement, then the holders of Series E Stock will have the right, exercisable within ten days of receiving notice of the new issuance, to convert its Series E Stock and Series E Warrants into the capital stock or capital stock equivalent offered in such private placement or public offering. This exchange right does not extend to the holders of Series F Stock.

         The issuance of the Series E Stock, Series F Stock, Series E Warrants and Series F Warrants was made in reliance upon the exemption available from registration under Section 4(2) of the Securities Act of 1933.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         The following is a list of exhibits filed as part of this Current report on Form 8-K:

         4.1      Form of Series E Preferred Stock and Warrant Purchase
                  Agreement

         4.2      Form of Series F Preferred Stock and Warrant Purchase
                  Agreement


                                       2
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         4.3      Certificate of The Designations, Preferences, Rights and
                  Limitations of Series E Preferred Stock of Mobility Electronics, Inc.

         4.4 Certificate of The Designations, Preferences, Rights and Limitations of Series F Preferred Stock of Mobility Electronics, Inc.

         4.5      Form of Warrant issued to purchasers of Series E Stock

         4.6      Form of Warrant issued to purchasers of Series F Stock

         99.1     Press Release dated January 16, 2003


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                                       3
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                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



DATE: January 21, 2003                      MOBILITY ELECTRONICS, INC.



                                            By: /s/ Charles R. Mollo
                                               ---------------------------------
                                            Name:  Charles R. Mollo
                                            Title: President and
                                                   Chief Executive Officer


                                       4
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
       EXHIBIT
       NUMBER                          DESCRIPTION
       -------                         -----------
         4.1      Form of Series E Preferred Stock and Warrant Purchase
                  Agreement

         4.2      Form of Series F Preferred Stock and Warrant Purchase
                  Agreement

         4.3 Certificate of The Designations, Preferences, Rights and Limitations of Series E Preferred Stock of Mobility Electronics, Inc.

         4.4 Certificate of The Designations, Preferences, Rights and Limitations of Series F Preferred Stock of Mobility Electronics, Inc.

         4.5      Form of Warrant issued to purchasers of Series E Stock

         4.6      Form of Warrant issued to purchasers of Series F Stock

         99.1     Press Release dated January 16, 2003
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